[LOGO]
















TRUST IN THE

         CONSISTENCY OF TIME ...






                                                  FORTIS
                                                  BOND FUNDS
                                                  ANNUAL REPORT
                                                  July 31, 1997

FORTIS BOND FUNDS ANNUAL REPORT

CONTENTS

LETTER TO SHAREHOLDERS                                         1

SCHEDULES OF INVESTMENTS                                       5

STATEMENTS OF ASSETS AND LIABILITIES                          11

STATEMENTS OF OPERATIONS                                      12

STATEMENTS OF CHANGES IN NET ASSETS                           13

NOTES TO FINANCIAL STATEMENTS                                 15

INDEPENDENT AUDITORS' REPORT                                  19

FEDERAL TAX INFORMATION                                       20

BOARD OF DIRECTORS AND OFFICERS                               21

- TOLL-FREE PERSONAL ASSISTANCE

 - Shareholder Services

 - (800) 800-2638, Ext. 3012

 - 7:30 a.m. to 5:30 p.m. CST, M-Th

 - 7:30 a.m. to 5:00 p.m. CST, F

- TOLL-FREE INFORMATION LINE

 - For daily account balances,
   transaction activity or net asset
   value information

 - (800) 800-2638, Ext. 4344

 - 24 hours a day

FOR MORE INFORMATION ABOUT FORTIS FINANCIAL GROUP'S FAMILY OF PRODUCTS, CALL YOUR INVESTMENT REPRESENTATIVE OR THE HOME OFFICE AT (800) 800-2638.

TO ORDER PROSPECTUSES OR SALES LITERATURE FOR ANY FORTIS PRODUCT, CALL (800) 800-2638, EXT. 4579.

HOW TO USE THIS REPORT

For a quick overview of the funds' performance during the fiscal period, refer to the Highlights box below. The letter from the portfolio manager and president provides a more detailed analysis of the fund and financial markets.

The charts alongside the letter are useful because they provide more information about your investments. The top holdings chart shows the types of securities in which the fund invests, and the pie chart shows a breakdown of the funds' assets by sector.

The performance chart graphically compares the fund's total return performance with a selected investment index. Remember, however, that an index may reflect the performance of securities the fund may not hold. Also, the index does not deduct investment advisory fees and other fund expenses, whereas your fund does. Individuals cannot buy an unmanaged index fund without incurring some charges and expenses. Sales charges pay for your investment representative's advice.

This report is just one of several tools you can use to learn more about your investment in the Fortis Family of Mutual Funds. Your investment representative, who understands your personal financial situation, can best explain the features of your investment and how it's designed to help you meet your financial goals.

HIGHLIGHTS

FORTIS U.S. GOVERNMENT SECURITIES FUND
FOR THE YEAR ENDED JULY 31, 1997                  CLASS A        CLASS B        CLASS C        CLASS E        CLASS H
                                                 ----------     ----------     ----------     ----------     ----------
NET ASSET VALUE PER SHARE:
  Beginning of year..........................       $ 8.87         $ 8.86         $ 8.85         $ 8.87         $ 8.86
  End of year................................       $ 9.16         $ 9.14         $ 9.13         $ 9.16         $ 9.14

DISTRIBUTIONS PER SHARE......................       $0.549         $0.489         $0.489         $0.573         $0.489


FORTIS HIGH YIELD PORTFOLIO
FOR THE YEAR ENDED JULY 31, 1997                  CLASS A        CLASS B        CLASS C        CLASS H
                                                 ----------     ----------     ----------     ----------
NET ASSET VALUE PER SHARE:
  Beginning of year..........................       $ 7.56         $ 7.56         $ 7.55         $ 7.55
  End of year................................       $ 7.83         $ 7.83         $ 7.82         $ 7.82

DISTRIBUTIONS PER SHARE......................       $0.772         $0.724         $0.724         $0.724

                                      Photo
                     A conservative investment alternative

YOUR U.S. GOVERNMENT SECURITIES FUND

MANAGED WITH A DISCIPLINED, CONSISTENT INVESTMENT APPROACH, THIS FUND IS DESIGNED TO SEEK A STRONG TOTAL RETURN, AS WELL AS A RELATIVELY HIGH LEVEL OF CURRENT INCOME, BY FOCUSING ITS INVESTMENTS IN U.S. GOVERNMENT BONDS, TREASURIES AND MORTGAGE-BACKED SECURITIES.

YIELDS BOUNCE UP AND DOWN

During the 12-month period ending July 31, 1997, the yield on 10-year U.S. Treasuries fell from 6.8 to 6.0 percent. In addition, the yields of longer maturity securities fell more than those of shorter maturity securities, flattening the shape of the yield curve. (Two-year yields fell by 50 basis points, while yields on 30-year securities fell by 67 basis points).

This drop in rates, however, doesn't tell the whole story. Ten-year yields have gone from 7 percent to 6 percent and back twice during this time period. In the third quarter of 1996, the market sold off due to concerns about tight labor markets and their potential impact on inflation. It then rallied into December as inflation remained low. The second time 10-year rates approached 7 percent was in March of 1997, due to concerns about strong first quarter growth and the Federal Reserve's decision on March 25th to raise short term rates by 0.25 percent. After the Federal Reserve raised rates, however, the economy slowed from its 5.9 percent first quarter Gross Domestic Product (GDP) growth to a 2.2 percent growth in the second quarter. The market responded accordingly, and 10-year rates fell to 6.0 percent on July 31.

Believing that interest rates would remain within a broad trading range, we continued a strategy to take advantage of the relatively range-bound interest rate environment. Specifically, we shortened duration* as interest rates fell toward the low end of the trading range and lengthened duration as rates rose toward the high end of the trading range. These duration adjustments were modest, however, and never exceeded 5 percent of the overall benchmark duration (the benchmark is our proprietary market index against which we measure the portfolio.) As of July 31, the portfolio's duration is currently 4.5 years, equal to the benchmark. We also reduced exposure in mortgage-backed securities as the sector moved to its lowest yields compared to Treasuries in more than two and a half years. In addition, currently 16 percent of our holdings are in agency notes. We believe the extra yield these securities offer over Treasuries will enhance total return. These strategies contributed to improved fund performance over the last year. For the 12 months ended July 31, the Fund earned a 10.07 percent total rate of return for Class E before sales charge compared to a 10.17 percent total return for the Lehman Brothers Government Index.

*AN IMPORTANT CONCEPT IN MANAGING FIXED INCOME SECURITIES, DURATION IS THE MEASURE OF A BOND FUND'S SENSITIVITY TO INTEREST RATE CHANGES. TRADITIONALLY MEASURED IN YEARS, HIGHER DURATIONS MEAN POTENTIALLY GREATER FLUCTUATIONS IN BOND VALUES, JUST AS LOWER DURATIONS TYPICALLY MEAN LESS VOLATILITY.

LONG-TERM OUTLOOK POSITIVE

Going forward, we anticipate that economic growth will pick up in the third and fourth quarters. Job growth and consumer income should translate into stronger retail sales, resulting in an extension of the current expansion well into 1998. We expect quarterly growth numbers to be between 2.5 - 3 percent in the second half of this year. Inflation, absent from the picture for now, could pick up modestly as wage pressures begin to impact final prices. Although these pressures will not be great, we believe it could be enough to prompt one more
 .25 percent increase in short-term rates by the Federal Reserve sometime in late 1997 or early 1998.

PORTFOLIO COMPOSITION BY SECTOR
AS OF 7/31/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. Treasury Securities                39.0%
FNMAs                                   25.3%
GNMAs                                   14.9%
FHLMCs                                   6.7%
Other Direct Federal Obligations         8.2%
Cash Equivalent/Receivables              5.9%

TOP 10 HOLDINGS AS OF 7/31/97

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  U.S. Treasury Note (6.375%) 2000                        10.6%
 2.  Federal Home Loan Bank (7.31%) 2004                      7.6%
 3.  U.S. Treasury Note (6.125%) 2001                         5.8%
 4.  U.S. Treasury Bond (6.875%) 2006                         5.3%
 5.  U.S. Treasury Bond (8.125%) 2021                         4.9%
 6.  U.S. Treasury Bond (8.125%) 2019                         3.7%
 7.  American Southwest Financial Services (6.675%)
     2001                                                     3.4%
 8.  GNMA (9.50%) 2019                                        3.2%
 9.  U.S. Treasury Note (6.50%) 2005                          3.2%
10.  FNMA Global Note (6.85%) 2000                            3.0%

CLASS A, B, C AND H AVERAGE ANNUAL TOTAL RETURNS

                                                       Since
                                           1 Year     Inception+
-------------------------------------------------------------
Class A shares Diamond                       9.77%      9.09%
Class A shares Diamond Diamond               4.84%      7.25%
Class B shares Diamond                       8.95%      8.27%
Class B shares Diamond Diamond               5.35%      7.39%
Class C shares Diamond                       8.96%      8.23%
Class C shares Diamond Diamond               7.96%      8.23%
Class H shares Diamond                       8.94%      8.26%
Class H shares Diamond Diamond               5.34%      7.39%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (A, B, C, E and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class A has a maximum sales charge of 4.50%, Class B and H have a CDSC of 4.00% if redeemed within two years of purchase, or 3.00% if redeemed in year three or four (with a waiver of 10% of the amount invested). Class C has a CDSC of 1.00% if redeemed within one year of purchase.
Diamond Without sales charge.
Diamond With sales charge. Assumes redemption on July 31, 1997.
Diamond
  +  Since November 14, 1994 -- Date shares were first offered to the public

Our long-term view on interest rates, however, is positive for a variety of reasons. First, the market has become increasingly comfortable that a strong growth, low inflation environment can exist long term. Second, the interest rate advantage enjoyed by the U.S. market and strong dollar should continue to make U.S. assets attractive to foreign investors. And third, increased tax receipts (which lower the Treasury's borrowing needs) and further issuance of inflation-protected securities will reduce the supply of nominal Treasury bonds going forward. Taken together, these factors could result in a supply/demand imbalance that may decrease rates going forward. Accordingly, we would view a rise in interest rates in the second half of the year as an opportunity to extend the portfolio's duration.

WE APPRECIATE YOUR SUPPORT AND CONFIDENCE

Today's economic and investment climates are challenging, and we appreciate you selecting Fortis for your investments. If you have any questions or comments, please call us or your investment professional.

/s/ Dean C. Kopperud                        /s/ Howard G. Hudson
Dean C. Kopperud                            Howard G. Hudson
President                                   Vice President
August 12, 1997

VALUE OF $10,000 INVESTED AUGUST 1, 1987

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              FORTIS U.S.
              GOVERNMENT
            SECURITIES FUND
            AVERAGE ANNUAL
             TOTAL RETURN
                                 1 YEAR           5 YEAR           10 YEAR
Class E*                              +5.12%           +4.71%           +7.35%
Class E**                            +10.07%           +5.68%           +7.85%
                             U.S. Government
            Lehman Brothers  Securities Fund
             Gov't Index***          Class E
8/1/87             $ 10,000          $ 9,715
88                   10,594           10,284
89                   13,035           11,541
90                   13,460           12,417
91                   14,744           13,743
92                   17,660           15,422
93                   20,924           16,773
94                   20,297           16,319
95                   21,995           17,578
96                   23,344           18,469
97                   25,554           20,329

                           Annual year ended July 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.50%.
 ** These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
*** An unmanaged index of government bonds with an average maturity of eight to nine years.

                                      Photo
                              Opportunity for the
                               informed investor

YOUR FORTIS HIGH YIELD PORTFOLIO

LONG-TERM INVESTORS, WILLING TO ACCEPT GREATER PRICE FLUCTUATIONS, MAY CHOOSE TO DIVERSIFY THEIR STOCK OR BOND INVESTMENTS WITH THIS PORTFOLIO OF HIGHER YIELDING BONDS. ITS MONEY MANAGERS INVEST IN A WIDELY DIVERSIFIED PORTFOLIO OF LOWER RATED CORPORATE BONDS.

MARKET FAVORABLE IN CURRENT ECONOMY

The high yield bond market rewarded investors with good total return performance relative to other fixed income investments for the fiscal year ended July 31st. As measured by the Lehman Brothers High Yield Bond Index, this category of bonds returned 16.1 percent during the period. The domestic economic and investment environment has been especially favorable for high-yielding, lower-rated securities for the last two and a half years. High yield bonds perform best when the stock market is climbing, default rates are low, and the yields available in the lower-rated bond sector are relatively attractive. All these conditions have been present as a result of a U.S. economy that is exhibiting moderate growth with low inflation.

During the last fiscal year, the Federal Reserve did push short-term interest rates higher in a move to preempt future inflation. While rising interest rates generally have a negative impact on the market for existing fixed income securities, lower-rated bonds, due to their high coupons, are less sensitive to interest rate moves than other bonds with similar maturity dates.

We continue to believe that the current environment will persist during the coming fiscal year and that high yield bonds will compare favorably with other bond investments. However, it is important to note that the high yields available in the lower-rated bond sector do reflect higher credit risk. Should the U.S. economy enter a recessionary phase or if an extended downturn hit the U.S. stock market, high yield bonds would likely significantly underperform other bond investments.

BANKRUPTCY, SECTOR PERFORMANCE AFFECT RESULTS

The Fortis High Yield Bond Portfolio underperformed the market for the fiscal year July 31, 1997, returning 14.51 percent in Class A. Although the portfolio's yield remained among the highest among open-end mutual funds, our total returns (income + price appreciation/depreciation) fell short of our competitive universe. There are two primary reasons for this shortfall. First, the bankruptcy of Marvel Holdings, the publisher of comic books and sports trading cards, had a substantial negative impact on prices for the company's outstanding bonds, including those held in the High Yield portfolio. Second, the telecommunications sector, the portfolio's largest sector weighting, underperformed the overall market for the fiscal year. Competitive issues, zero-coupon structures, and an enormous appetite for capital put the bonds of this industry group under sporadic pressure during the period. In June and July, however, this sector has come into favor again. Not coincidentally, the portfolio's relative performance has also begun to recover. "Portfolio activity during the period was high, reflecting our active management style, adjustments to the portfolio's exposure to several industry sectors, and a frothy new issue market." We remain confident that the telecommunications sector, which encompasses cellular telephones, pagers, and local telephone service providers, will bear fruit in the form of good returns, as high revenue growth eventually transitions to high cash flow growth.

PORTFOLIO COMPOSITION BY SECTOR
AS OF 7/31/97

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Telecommunications                 22.1%
Cash Equivalent/Receivables         2.3%
Housing                             4.6%
Chemicals                           9.1%
Broadcasting                        3.0%
Steel and Iron                      3.0%
Industrial                          6.4%
Leisure Time-Amusements             8.0%
Other                              30.3%
Cable Television                   11.2%

TOP 10 HOLDINGS AS OF 7/31/97

                                                        Percent of
                                                        Net Assets
------------------------------------------------------------------
  1.    Australis Media Ltd. (14.00%) 2003                   3.9%
  2.    MDC Holdings, Inc., (11.25%) 2003                    3.3%
  3.    Mohegan Tribal Gaming, (13.50%) 2002                 3.1%
  4.    PriCellular Wireless Corp. (10.29%) 2003             2.7%
  5.    Station Casinos, Inc. (10.125%) 2006                 2.6%
  6.    LaRoche Industries, Inc. (13.00%) 2004               2.5%
  7.    Nextel Communications (11.84%) 2004                  2.5%
  8.    Iridium LLC/Capital Corp. (13.00%) 2005              2.4%
  9.    Falcon Holdings Group (11.00%) 2003                  2.3%
 10.    Collins & Aikman Products (11.50%) 2006              2.1%

CLASS B, C AND H AVERAGE ANNUAL TOTAL RETURNS

                                                       Since
                                           1 Year     Inception+
-------------------------------------------------------------
Class B shares Diamond                      13.80%     10.20%
Class B shares Diamond Diamond              10.20%      9.35%
Class C shares Diamond                      13.59%     10.08%
Class C shares Diamond Diamond              12.59%     10.08%
Class H shares Diamond                      13.82%     10.15%
Class H shares Diamond Diamond              10.22%      9.30%

Past performance is not indicative of future performance. Total returns include reinvestment of all dividend and capital gains distributions. The performance of the separate classes (A, B, C, and H) will vary based on the differences in sales loads and distribution fees paid by shareholders investing in the different classes. Class A has a maximum sales charge of 4.50%, Class B and H have a CDSC of 4.00% if redeemed within two years of purchase, or 3.00% if redeemed in year three or four (with a waiver of 10% of the amount invested). Class C has a CDSC of 1.00% if redeemed within one year of purchase.
Diamond Without CDSC.
Diamond With CDSC. Assumes redemption on July 31, 1997.
Diamond
  +  Since November 14, 1994 -- Date shares were first offered to the public

The Marvel bankruptcy illustrates an important lesson for portfolio managers invested in the lower-rated bond universe. When conditions appear as ideal as they have been recently for high yield bonds, it is tempting to reach for the highest yields available in the market. However, this can be a risky strategy. The investment objective of this portfolio is to provide the best total return to our investors, not the highest yield. If we take our eye off researching the fundamental credit-worthiness of a company and focus on yield, we may have more instances like Marvel. We have renewed our efforts in the area of fundamental credit research and are determined to continue our efforts to provide superior total return performance for you, the fund's shareholders.

YOU ARE IMPORTANT TO US

Today's economic and investment climates remain ever-changing. Thank you for your confidence and for selecting Fortis to help you meet your financial goals. If you have any questions, please call us or your investment professional.

/s/ Dean C. Kopperud                                              /s/ Howard G. Hudson
Dean C. Kopperud                                                  Howard G. Hudson
President                                                         Vice President

August 12, 1997

VALUE OF $10,000 INVESTED JANUARY 4, 1988

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     HIGH YIELD PORTFOLIO                                                                    SINCE
 AVERAGE ANNUAL TOTAL RETURN                                 1 YEAR          5 YEAR     JANUARY 4, 1988@
Class A*                                                           +9.36%      +9.24%              +9.11%
Class A**                                                         +14.51%     +10.25%              +9.63%
                                      Lehman Brothers          High Yield
                                  High Yield Index***   Portfolio Class A
1/4/1988                                     $ 10,000             $ 9,550
4/30/1989                                      11,786              10,913
4/30/1990                                      11,943               9,705
4/30/1991                                      13,721              11,561
4/30/1992                                      16,799              14,139
4/30/1993                                      19,376              16,565
4/30/1994                                      20,038              17,545
4/30/1995                                      22,902              19,069
4/30/1996                                      24,732              20,111
4/30/1997                                      28,693              23,030

                           Annual year ended July 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions and the reduction due to the maximum sales charge of 4.50%.
 ** These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions without adjustment for sales charge.
***  An unmanaged index of lower quality, high yield corporate debt securities.
  @  Date shares were first offered to the public.

FORTIS BOND FUNDS
U.S. GOVERNMENT SECURITIES FUND
Schedule of Investments
July 31, 1997

U.S. GOVERNMENT SECURITIES-94.13%

--------------------------------------------------------------------------------
    Principal                                                                         Market
      Amount                                                        Cost (a)         Value (b)
   ------------                                                   -------------    -------------
                  FEDERAL HOME LOAN MORTGAGE CORPORATION-6.71%
                  MORTGAGE BACKED SECURITIES:
   $ 9,727,187    8.00% 2001-2002..............................   $   9,970,367    $  10,025,082
     3,815,725    9.00% 2001-2022..............................       4,040,839        4,050,174
       234,433    10.50% 2015..................................         252,089          258,023
       272,786    11.25% 2013-2014.............................         293,746          305,605
       940,557    11.50% 2015-2019.............................       1,017,509        1,059,890
       859,745    11.75% 2010-2015.............................         941,136          972,989
       178,768    12.50% 2019..................................         192,209          204,690
                                                                  -------------    -------------
                                                                     16,707,895       16,876,453
                                                                  -------------    -------------
                  NOTES:
     8,000,000    6.75% 2006...................................       8,252,616        8,252,616
                                                                  -------------    -------------
                  REMIC-PAC'S:
     1,369,489    9.00% Trust #136-D PAC 2020..................       1,376,105        1,395,422
       208,324    9.50% Trust #1001 F 2003.....................         211,159          208,796
                                                                  -------------    -------------
                                                                      1,587,264        1,604,218
                                                                  -------------    -------------
                  TOTAL FEDERAL HOME LOAN MORTGAGE
                    CORPORATION................................      26,547,775       26,733,287
                                                                  -------------    -------------
                  FEDERAL NATIONAL MORTGAGE ASSOCIATION-25.28%
                  MORTGAGE BACKED SECURITIES:
    17,366,384    6.50% 2010-2012..............................      17,104,010       17,268,698
    18,890,640    7.00% 2003-2025..............................      18,611,134       18,923,340
     6,888,751    7.184% 2006..................................       6,792,297        7,200,897
    22,456,100    7.50% 2022-2026..............................      22,278,105       22,835,092
     1,238,362    8.00% 2025...................................       1,185,345        1,275,900
     1,463,726    8.50% 2022...................................       1,539,571        1,523,647
       129,345    9.00% 2020...................................         128,092          137,106
     1,435,408    9.75% 2020...................................       1,548,447        1,552,932
       871,240    10.00% 2023..................................         950,469          950,197
     1,188,700    10.50% 2012-2018.............................       1,269,459        1,308,313
       230,154    10.75% 2013..................................         237,058          254,751
     2,674,294    11.00% 2015-2020.............................       2,882,063        2,976,824
       402,253    11.25% 2013..................................         422,366          450,397
       198,157    11.50% 2015..................................         213,794          223,174
       453,338    12.00% 2011-2016.............................         485,195          515,246
       611,633    12.50% 2015..................................         685,984          700,129
                                                                  -------------    -------------
                                                                     76,333,389       78,096,643
                                                                  -------------    -------------
                  NOTES:
    12,000,000    6.85% 2000 (e)...............................      12,000,000       12,107,124
     9,750,000    7.65% 2005 (e)...............................       9,886,867       10,594,106
                                                                  -------------    -------------
                                                                     21,886,867       22,701,230
                                                                  -------------    -------------
                  TOTAL FEDERAL NATIONAL MORTGAGE
                    ASSOCIATION................................      98,220,256      100,797,873
                                                                  -------------    -------------
                  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-14.93%
                  MORTGAGE BACKED SECURITIES:
    13,501,258    6.675% American Southwest Financial Services
                    1996-FHAI 2001 (GNMA Backed)...............      13,524,000       13,577,203
     8,681,208    7.00% 2024...................................       8,557,016        8,694,785
     3,007,194    8.00% 2017-2022..............................       3,079,612        3,103,048
    13,240,976    9.00% 2016-2022..............................      13,921,513       14,061,780
    17,961,804    9.50% 2016-2019..............................      18,768,512       19,318,174
       648,151    11.00% 2015-2018.............................         698,306          712,560
        64,038    11.25% 2015..................................          68,001           70,862
                                                                  -------------    -------------
                  TOTAL GOVERNMENT NATIONAL MORTGAGE
                    ASSOCIATION................................      58,616,960       59,538,412
                                                                  -------------    -------------
                  OTHER DIRECT FEDERAL OBLIGATIONS-7.64%
                  FEDERAL HOME LOAN BANK:
    28,650,000    7.31% 2004 (e)...............................      28,571,185       30,476,667
                                                                  -------------    -------------

FORTIS BOND FUNDS
U.S. GOVERNMENT SECURITIES FUND (CONTINUED)
Schedule of Investments
July 31, 1997

U.S. GOVERNMENT SECURITIES-CONTINUED
--------------------------------------------------------------------------------

    Principal                                                                         Market
      Amount                                                        Cost (a)         Value (b)
   ------------                                                   -------------    -------------
                  OTHER GOVERNMENT AGENCIES-0.60%
                  RESOLUTION FUNDING CORPORATION:
   $ 7,000,000    7.355% Zero Coupon Strip 2014 (c)............   $   2,067,130    $   2,373,623
                                                                  -------------    -------------
                  U.S. TREASURY SECURITIES-38.97%
                  BONDS:
    28,270,000    8.125% 2019-2021 (e).........................      31,616,478       34,183,581
     6,750,000    8.875% 2019 (e)..............................       8,177,894        8,718,043
                                                                  -------------    -------------
                                                                     39,794,372       42,901,624
                                                                  -------------    -------------
                  NOTES:
    10,750,000    6.00% 1999 (e)...............................      10,743,557       10,803,750
    22,990,000    6.125% 2001 (e)..............................      22,753,411       23,183,967
     2,450,000    6.25% 2007 (e)...............................       2,417,712        2,485,219
    41,500,000    6.375% 2000 (e)..............................      41,722,826       42,109,510
    12,430,000    6.50% 2005...................................      12,781,536       12,787,362
    20,000,000    6.875% 2006 (e)..............................      20,171,057       21,093,740
                                                                  -------------    -------------
                                                                    110,590,099      112,463,548
                                                                  -------------    -------------
                  TOTAL U.S. TREASURY SECURITIES...............     150,384,471      155,365,172
                                                                  -------------    -------------
                  TOTAL U.S. GOVERNMENT SECURITIES.............   $ 364,407,777    $ 375,285,034
                                                                  -------------    -------------
                                                                  -------------    -------------

SHORT-TERM INVESTMENTS-2.62%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                        Value (b)
   -----------                                                   -------------
                 INVESTMENT COMPANY-1.04%
   $4,165,114    Federated Treasury Obligation Fund, Current
                   rate -- 5.14%..............................   $   4,165,114
                                                                 -------------
                 U.S. GOVERNMENT AGENCY-1.58%
    6,300,000    Federal National Mortgage Assoc., 5.47%,
                   8-15-1997..................................       6,285,891
                                                                 -------------
                 TOTAL SHORT-TERM INVESTMENTS.................   $  10,451,005
                                                                 -------------
                                                                 -------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $374,858,782) (A)..........................   $ 385,736,039
                                                                 -------------
                                                                 -------------

     (a) At July 31, 1997, the cost of securities for federal income tax purposes was $376,317,784, and the aggregate gross unrealized appreciation and depreciation based on that cost was:

          Unrealized appreciation...........................  $ 9,558,618
          Unrealized depreciation...........................     (140,363)
          ---------------------------------------------------------------
          Net unrealized appreciation.......................  $ 9,418,255
          ---------------------------------------------------------------

     (b) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
     (c) The interest rates disclosed for these securities represent the effective yields on the date of acquisition.
     (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
     (e) Security is fully or partially on loan at July 31, 1997. See Note 1 of accompanying Notes to Financial Statements.

FORTIS BOND FUNDS
HIGH YIELD PORTFOLIO
Schedule of Investments
July 31, 1997

COMMON STOCKS AND WARRANTS - 0.35%

--------------------------------------------------------------------------------
                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
              APPAREL-0.04%
     1,250    Hosiery Corp. of America, Class A (a)(f).....   $      21,150    $      87,500
                                                              -------------    -------------
              CABLE TELEVISION-0.00%
    10,000    American Telecasting, Inc. (Warrants)
                (a)(f).....................................          20,000            1,000
     8,000    Australis Media Ltd. (Warrants) (a)(f).......              80                8
     1,000    People's Choice T.V. Corp. (Warrants)
                (a)(f).....................................             617               10
                                                              -------------    -------------
                                                                     20,697            1,018
                                                              -------------    -------------
              CONSUMER GOODS-0.01%
     1,800    Chattem, Inc. (Warrants) (a)(f)..............          18,424           19,800
                                                              -------------    -------------
              ELECTRONIC-CONTROLS AND EQUIPMENT-0.03%
     1,750    Electronic Retailing Systems (Warrants)
                (a)(f).....................................          68,867           61,250
                                                              -------------    -------------
              LEISURE TIME-AMUSEMENTS-0.00%
     1,000    Boomtown, Inc. (Warrants) (a)(f).............           6,340               50
    26,670    Capital Gaming International, Inc. (a)(f)....         133,350              800
    22,750    Capital Gaming International, Inc. (Warrants)
                (a)(f).....................................          35,440               23
     6,000    Hemmeter Enterprises, Inc. (Warrants)
                (a)(f).....................................          24,000                0
                                                              -------------    -------------
                                                                    199,130              873
                                                              -------------    -------------
              TELECOMMUNICATIONS-0.27%
     4,500    American Communications Services, Inc.
                (Warrants) (a)(f)..........................         205,650          225,000
     6,600    Clearnet Communications, Inc. (Warrants)
                (a)(f).....................................          76,725           46,200
     1,000    Hyperion Telecom (Warrants) (a)(f)...........          20,000           25,000
    16,000    Microcell Telecommunications, Inc. (Warrants)
                (a)(f).....................................         226,000          212,000
    16,000    Microcell Telecommunications, Inc. (Warrants)
                (a)(f).....................................          10,000           10,000
    12,800    Powertel, Inc. (Warrants) (a)(f).............          94,118           57,600
                                                              -------------    -------------
                                                                    632,493          575,800
                                                              -------------    -------------
              TOTAL COMMON STOCKS AND WARRANTS.............   $     960,761    $     746,241
                                                              -------------    -------------
                                                              -------------    -------------

CORPORATE BONDS-NON-INVESTMENT GRADE-97.45%

--------------------------------------------------------------------------------
                                                                   Standard
                                                                   & Poor's
    Principal                                                       Rating                           Market
      Amount                                                      (Unaudited)      Cost (b)         Value (c)
   ------------                                                  -------------   -------------    -------------
                  AEROSPACE AND EQUIPMENT-0.52%
   $ 1,050,000    K & F Industries, Inc., 11.875% Sr Secured
                    Note 12-1-2003.............................          BB-     $   1,025,455    $   1,105,125
                                                                                 -------------    -------------
                  AUTOMOBILE AND MOTOR VEHICLE PARTS-2.13%
     4,000,000    Collins & Aikman Products, 11.50% Sr Sub Note
                    4-15-2006..................................            B         4,401,643        4,570,000
                                                                                 -------------    -------------
                  BANKS-0.69%
     1,500,000    BankUnited Capital Trust, 10.25% Deb
                    12-31-2026.................................           NR         1,477,519        1,485,000
                                                                                 -------------    -------------
                  BROADCASTING-3.03%
     1,750,000    Commodore Media, Inc., 7.50% Sr Sub Note
                    5-1-2003...................................           NR         1,704,513        1,916,250
     2,500,000    Sinclair Broadcasting Group, Inc., 10.00% Sr
                    Sub Note 9-30-2005.........................            B         2,577,841        2,612,500
     1,750,000    Spanish Broadcasting Systems, Inc., 12.50% Sr
                    Note 6-15-2002.............................            B         1,822,780        1,975,312
                                                                                 -------------    -------------
                                                                                     6,105,134        6,504,062
                                                                                 -------------    -------------
                  CABLE TELEVISION-11.16%
    10,043,750    Australis Media Ltd., 14.00% Sr Sub Disc Note
                    5-15-2003 (Zero coupon through 5-15-2000,
                    thereafter 15.75%) (e).....................         CCC-         6,720,018        8,336,313
     1,000,000    Cablevision Systems Corp., 10.50% Sr Sub Deb
                    5-15-2016..................................            B         1,014,841        1,115,000
     2,500,000    Diamond Cable Communications plc, 11.67% Sr
                    Disc Note 12-15-2005 (Zero coupon through
                    12-15-2000, thereafter 11.75%) (e).........           B-         1,712,767        1,737,500
     5,000,000    Falcon Holding Group, L.P., 11.00% Sr Sub
                    Note Ser B 9-15-2003 (Interest is
                    Payable-in-Kind)...........................           NR         4,853,214        4,968,719
     3,000,000    Olympus Communication L.P., 10.625% Sr Note
                    11-15-2006.................................            B         3,000,000        3,258,750
     6,000,000    Wireless One, Inc., 13.00% Sr Note
                    10-15-2003.................................           B-         4,939,877        3,720,000

FORTIS BOND FUNDS
HIGH YIELD PORTFOLIO (CONTINUED)
Schedule of Investments
July 31, 1997

CORPORATE BONDS-NON-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                                   Standard
                                                                   & Poor's
    Principal                                                       Rating                           Market
      Amount                                                      (Unaudited)      Cost (b)         Value (c)
   ------------                                                  -------------   -------------    -------------
   $ 3,000,000    Wireless One, Inc., 13.463% Sr Disc Note
                    8-1-2006 (Zero coupon through 8-1-2001,
                    thereafter 13.50%) (and warrants) (e)......           B-     $   1,786,959    $     780,000
                                                                                 -------------    -------------
                                                                                    24,027,676       23,916,282
                                                                                 -------------    -------------
                  CHEMICALS-9.13%
     2,000,000    Agricultural Minerals & Chemicals, 10.75% Sr
                    Note 9-30-2003.............................          BB-         2,098,035        2,165,000
     4,800,000    LaRoche Industries, Inc., 13.00% Sr Sub Note
                    8-15-2004..................................            B         5,250,642        5,400,000
     4,000,000    NL Industries, Inc., 11.75% Sr Secured Note
                    10-15-2003.................................            B         4,402,723        4,410,000
     1,000,000    Sovereign Specialty Chemical, 9.50% Sr Sub
                    Note 8-1-2007 (f)..........................           B-         1,000,000        1,000,000
     4,000,000    Sterling Chemicals, Inc., 11.75% Sr Sub Note
                    8-15-2006..................................           B+         4,196,676        4,405,000
     2,000,000    Terra Industries, 10.50% Sr Note 6-15-2005...          BB-         2,116,725        2,182,500
                                                                                 -------------    -------------
                                                                                    19,064,801       19,562,500
                                                                                 -------------    -------------
                  COMPUTER-HARDWARE-2.06%
     4,000,000    Unisys Corp., 11.75% Sr Note 10-15-2004......           B+         4,340,439        4,410,000
                                                                                 -------------    -------------
                  CONSUMER GOODS-1.88%
     1,250,000    Chattem, Inc., 12.75% Sr Sub Note Ser B
                    6-15-2004..................................           B-         1,252,150        1,412,500
     3,000,000    Remington Product Co. LLC, 11.00% Sr Sub Note
                    5-15-2006..................................         CCC+         2,583,507        2,610,000
                                                                                 -------------    -------------
                                                                                     3,835,657        4,022,500
                                                                                 -------------    -------------
                  DAIRY PRODUCTS-1.83%
     4,000,000    Fage Dairy Industries, Inc., 9.00% Sr Note
                    7-1-2007 (f)...............................           BB         3,922,234        3,930,000
                                                                                 -------------    -------------
                  ELECTRONIC-CONTROLS AND EQUIPMENT-0.52%
     1,750,000    Electronic Retailing Systems, 13.25% Sr Disc
                    Note 2-1-2004 (Zero Coupon until 2-1-2000,
                    thereafter 13.25%) (e)(f)..................           NR         1,229,539        1,120,000
                                                                                 -------------    -------------
                  ENERGY-2.90%
     4,000,000    Belden & Blake, 9.875% Sr Sub Note 6-15-2007
                    (f)........................................           NR         4,009,982        4,040,000
     2,000,000    Benton Oil & Gas, 11.625% Sr Note 5-1-2003...           B+         2,171,839        2,170,000
                                                                                 -------------    -------------
                                                                                     6,181,821        6,210,000
                                                                                 -------------    -------------
                  FINANCE COMPANIES-0.62%
     1,137,000    Homeside, Inc., 11.25% Sr Secured Second
                    Priority Note 5-15-2003....................          BB+         1,174,613        1,330,290
                                                                                 -------------    -------------
                  FOOD-MISCELLANEOUS-2.03%
     4,000,000    Envirodyne Industries, Inc., 12.00% First
                    Priority Sr Secured Note 6-15-2000.........           B+         4,222,154        4,360,000
                                                                                 -------------    -------------
                  FOREST PRODUCTS-1.96%
     1,000,000    Crown Paper Co., 11.00% Sr Sub Note
                    9-1-2005...................................            B         1,059,987        1,062,500
     4,000,000    Ivex Holdings Corp., 11.29% Sr Disc Deb
                    3-15-2005 (Zero Coupon until 3-15-2000,
                    thereafter 13.25%) (e)                                B-         3,216,423        3,140,000
                                                                                 -------------    -------------
                                                                                     4,276,410        4,202,500
                                                                                 -------------    -------------
                  HEALTH CARE SERVICES-2.06%
     4,000,000    Tenet Healthcare Corp., 10.125% Sr Sub Note
                    3-1-2005...................................           B+         4,325,513        4,415,000
                                                                                 -------------    -------------
                  HOTEL AND MOTEL-1.72%
     3,500,000    HMH Properties, Inc., 9.50% Sr Note
                    5-15-2005..................................          BB-         3,565,730        3,696,875
                                                                                 -------------    -------------
                  HOUSING-4.60%
     6,500,000    MDC Holdings, Inc., 11.125% Note
                    12-15-2003.................................           B+         6,618,486        7,133,750
     2,500,000    NVR, Inc., 11.00% Sr Note 4-15-2003..........            B         2,578,621        2,725,000
                                                                                 -------------    -------------
                                                                                     9,197,107        9,858,750
                                                                                 -------------    -------------
                  INDUSTRIAL-6.41%
     1,500,000    Amtrol, Inc., 10.625% Sr Sub Note
                    12-31-2006.................................           B-         1,536,323        1,586,250
     4,000,000    Exide Corp., 10.75% Sr Note 12-15-2002.......           B+         4,240,957        4,240,000
     4,000,000    Inter-City Products Corp. USA, 9.75% Sr
                    Secured Note 3-1-2000......................           B-         4,071,589        4,110,000
     4,000,000    Riverwood International, Inc., 10.875% Sr Sub
                    Note 4-1-2008..............................         CCC+         3,810,025        3,805,000
                                                                                 -------------    -------------
                                                                                    13,658,894       13,741,250
                                                                                 -------------    -------------
                  LEISURE TIME-AMUSEMENTS-8.01%
       500,000    Argosy Gaming Co., 13.25% First Mortgage Bond
                    6-1-2004...................................           B+           491,332          495,000
     5,020,000    Mohegan Tribal Gaming, 13.50% Sr Note
                    11-15-2002.................................          BB+         6,128,952        6,601,300

--------------------------------------------------------------------------------

                                                                   Standard
                                                                   & Poor's
    Principal                                                       Rating                           Market
      Amount                                                      (Unaudited)      Cost (b)         Value (c)
   ------------                                                  -------------   -------------    -------------
   $ 1,000,000    Showboat, Inc., 13.00% Sr Sub Note
                    8-1-2009...................................            B     $   1,082,500    $   1,150,000
     5,500,000    Station Casinos, Inc., 10.125% Sr Sub Note
                    3-15-2006..................................           B+         5,547,621        5,555,000
     3,000,000    Waterford Gaming LLC, 12.75% Sr Note
                    11-15-03...................................           NR         3,362,443        3,360,000
                                                                                 -------------    -------------
                                                                                    16,612,848       17,161,300
                                                                                 -------------    -------------
                  MACHINERY-1.97%
     4,000,000    Clark Materials Handling, 10.75% Sr Note
                    11-15-2006.................................           B+         4,141,264        4,220,000
                                                                                 -------------    -------------
                  PUBLISHING-2.22%
     2,500,000    Marvel (Parent) Holdings, Inc., 12.69% Sr
                    Secured Zero Coupon Discount Note 4-15-1998
                    (a)(e).....................................            D         2,146,348          262,500
     4,000,000    Petersen Publishing Co. LLC, 11.125% Sr Sub
                    Note 11-15-2006............................           B-         4,259,365        4,505,000
                                                                                 -------------    -------------
                                                                                     6,405,713        4,767,500
                                                                                 -------------    -------------
                  RETAIL-GROCERY-0.00%
       350,000    Pay 'N' Pak Stores, Inc., 13.50% Sr Sub Deb
                    6-1-1998 (a)...............................           NR           350,000            1,750
                                                                                 -------------    -------------
                  RETAIL-MISCELLANEOUS-0.01%
     1,000,000    Color Tile, Inc., 10.75% Sr Note 12-15-2001
                    (a)........................................           NR           590,000           30,000
                                                                                 -------------    -------------
                  STEEL AND IRON-3.02%
     2,500,000    WCI Steel, Inc., 10.00% Sr Note 12-1-2004....           B+         2,599,195        2,675,000
     3,500,000    Weirton Steel Corp., 11.375% Sr Note
                    7-1-2004...................................            B         3,607,279        3,797,500
                                                                                 -------------    -------------
                                                                                     6,206,474        6,472,500
                                                                                 -------------    -------------
                  TELECOMMUNICATIONS-21.82%
     2,500,000    Cellular Communications, Inc., 11.96% Zero
                    Coupon Note 8-15-2000 (e)..................         CCC+         1,815,883        1,918,750
     1,500,000    Dobson Communications Corp., 11.75% Sr Note
                    4-15-2007..................................           NR         1,427,792        1,455,000
     2,000,000    Fonorola, Inc., 12.50% Sr Secured Note
                    8-15-2002..................................           B+         2,048,757        2,230,000
     3,000,000    Hyperion Communications, Inc.,13.00% Sr Disc
                    Note 4-15-2003 (Zero coupon until
                    4-15-2001, thereafter 13.00%) (e)..........           NR         1,808,623        1,830,000
     4,000,000    Intercel, Inc., 10.935% Sr Disc Note 2-1-2006
                    (Zero coupon until 2-1-2001, thereafter
                    12.00%) (e)................................            B         2,792,950        2,640,000
     3,000,000    Intermedia Communications, Inc., 11.25% Sr
                    Disc Note 7-15-2007 (Zero coupon until
                    7-15-2002, thereafter 11.25%) (e)(f).......            B         1,746,297        1,927,500
     5,000,000    Iridium LLC/Capital Corp., 13.00% Sr Note
                    7-15-2005 (and warrants)(f)................           B-         4,893,397        5,050,000
     1,360,000    Metrocall, Inc., 10.375% Sr Sub Note
                    10-1-2007..................................          CCC         1,177,353        1,292,000
     4,000,000    Microcell Telecommunications, Inc., 13.92%
                    Disc Note 6-1-2006 (Zero coupon until
                    12-1-2001, thereafter 14.00%) (e)..........           NR         2,241,524        2,480,000
     6,500,000    Nextel Communications, 11.84% Sr Disc Note
                    8-15-2004 (Zero coupon through 2-15-1999,
                    thereafter 9.75%) (e)......................         CCC-         5,125,129        5,338,125
     1,500,000    Omnipoint Corp., 11.625% Sr Note 8-15-2006...         CCC+         1,440,351        1,466,250
     3,000,000    Phonetel Technologies, 12.00% Sr Note
                    12-15-2006.................................           B-         3,007,409        3,015,000
     6,000,000    PriCellular Wireless Corp., 10.29% Sr Disc
                    Note 10-1-2003 (Zero coupon until
                    10-1-1998, thereafter 12.25%) (e)..........         CCC+         5,712,538        5,805,000
     4,000,000    Shared Technologies Fairchild, 10.969% Sr Sub
                    Note 3-1-2006 (Zero coupon until 3-1-1999,
                    thereafter 12.25%) (e).....................           NR         3,577,860        3,840,000
     3,000,000    Teleport Communications, 9.21% Sr Disc Note
                    7-1-2007 (Zero coupon until 7-1-2001,
                    thereafter 11.125%) (e)....................            B         2,292,093        2,280,000
     1,000,000    Western Wireless Corp., 10.50% Sr Sub Note
                    6-1-2006...................................           B-         1,046,154        1,050,000
     3,000,000    Western Wireless, 10.50% Sr Sub Note
                    2-1-2007...................................           B-         3,000,000        3,142,500
                                                                                 -------------    -------------
                                                                                    45,154,110       46,760,125
                                                                                 -------------    -------------
                  TEXTILE MANUFACTURING-2.02%
     4,000,000    Pillowtex Corp., 10.00% Sr Sub Note
                    11-15-2006.................................           B+         4,210,093        4,320,000
                                                                                 -------------    -------------
                  TRANSPORTATION-2.01%
     4,000,000    Greyhound Lines, Inc., 11.50% Sr Note
                    4-15-2007 (f)..............................           NR         4,123,490        4,310,000
                                                                                 -------------    -------------
                  WASTE DISPOSAL-1.12%
     2,125,000    Norcal Waste Systems, Inc., 13.00% Increasing
                    Rate Sr Note 11-15-2005 (e)................          BB-         2,106,486        2,395,938
                                                                                 -------------    -------------
                  TOTAL CORPORATE BONDS - NON-INVESTMENT
                    GRADE......................................                    205,932,817      208,879,247
                                                                                 -------------    -------------
                                                                                 -------------    -------------
                  TOTAL LONG-TERM INVESTMENTS..................                  $ 206,893,578    $ 209,625,488
                                                                                 -------------    -------------
                                                                                 -------------    -------------

FORTIS BOND FUNDS
HIGH YIELD PORTFOLIO (CONTINUED)
Schedule of Investments
July 31, 1997

SHORT-TERM INVESTMENTS-0.01%

--------------------------------------------------------------------------------
   Principal                                                     Market
    Amount                                                      Value (c)
   --------                                                   -------------
              BANKS-0.01%
   $16,000    First Trust Money Market Variable Rate Time
                Deposit, Current rate -- 5.47%.............   $      16,000
                                                              -------------
              TOTAL INVESTMENTS IN SECURITIES (COST:
                $206,909,578) (B)..........................   $ 209,641,488
                                                              -------------
                                                              -------------

     (a) Presently non income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
     (b) At July 31, 1997, the cost of securities for federal income tax purposes was $206,931,194, and the aggregate gross unrealized appreciation and depreciation based on that cost was:

          Unrealized appreciation...........................  $ 8,467,266
          Unrealized depreciation...........................   (5,756,972)
          ---------------------------------------------------------------
          Net unrealized appreciation.......................  $ 2,710,294
          ---------------------------------------------------------------

     (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
     (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 8.83% of net assets as of July 31, 1997.
     (e) The interest rate disclosed for these securities represents the effective yields on the date of acquisition.
     (f) Securities issued within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

Date Acquired       Shares/Par   Security                                                                        Cost Basis
------------------  -----------  ------------------------------------------------------------------------------  ----------
November 10, 1995        4,500   American Comm. Services, Inc. (Warrants) -- 144A                                $  205,650
July 16, 1997        4,000,000   Belden & Blake due 2007 -- 144A                                                  4,009,982
June 10, 1994            1,300   Chattem, Inc. (Warrants) -- 144A                                                    16,549
April 25, 1995             500   Chattem, Inc. (Warrants) -- 144A                                                     1,875
January 21, 1997     1,750,000   Electronic Retailing Systems due 2004 -- 144A                                    1,229,539
January 21, 1997         1,750   Electronic Retailing Systems (Warrants) -- 144A                                     68,867
February 6, 1997     4,000,000   Fage Dairy Industries, Inc. due 2007 -- 144A                                     3,922,234
April 23, 1997       2,000,000   Greyhound Lines, Inc. due 2007 -- 144A                                           2,009,855
May 14, 1997         2,000,000   Greyhound Lines, Inc. due 2007 -- 144A                                           2,113,635
October 7, 1994          1,250   Hosiery Corp. of America Class A (Warrants) -- 144A                                 21,150
February 6, 1997         1,000   Hyperion Telecom (Warrants) -- 144A                                                 20,000
July 3, 1997         3,000,000   Intermedia Communications due 2007 -- 144A                                       1,746,297
July 11, 1997        2,500,000   Iridium LLC/Capital Corp. due 2005 -- 144A                                       2,440,136
July 14, 1997        2,500,000   Iridium LLC/Capital Corp. due 2005 -- 144A                                       2,453,262
July 9, 1997            16,000   Microcell Telecomm, Inc. (Warrants) -- 144A                                        226,000
September 6, 1996        1,000   People's Choice T.V. Corp. (Warrants) -- 144A                                          617
July 31, 1997        1,000,000   Sovereign Specialty Chemical due 2007 -- 144A                                    1,000,000
June 16, 1994            8,500   American Telecasting, Inc. (Warrants)                                               17,000
July 28, 1994            1,500   American Telecasting, Inc. (Warrants)                                                3,000
November 1, 1996         4,000   Australis Media Ltd (Warrants)                                                          40
May 29, 1997             2,000   Australis Media Ltd (Warrants)                                                          20
June 24, 1997            2,000   Australis Media Ltd (Warrants)                                                          20
November 3, 1993         1,000   Boomtown, Inc. (Warrants)                                                            6,340
January 10, 1994        26,670   Capital Gaming                                                                     133,350
September 21, 1994      22,750   Capital Gaming (Warrants)                                                           35,440
August 5, 1996           1,650   Clearnet Communications, Inc. (Warrants)                                            24,750
October 1, 1996          4,950   Clearnet Communications, Inc. (Warrants)                                            51,975
July 11, 1994            6,000   Hemmeter Enterprises, Inc. (Warrants)                                               24,000
July 9, 1997            16,000   Microcell Telecommunications, Inc. (Unconditional Warrants)                         10,000
July 21, 1997           12,800   Powertel, Inc. (Warrants)                                                           94,118

        The value of these securities at July 31, 1997 is $22,123,741 which represent 10.32% of net assets.

FORTIS BOND FUNDS

Statements of Assets and Liabilities

July 31, 1997

--------------------------------------------------------------------------------
                                          US GOVERNMENT
                                            SECURITIES       HIGH YIELD
                                               FUND          PORTFOLIO
                                          --------------   --------------
ASSETS:
  Investments in securities, as detailed
    in the accompanying schedules, at
    market (cost $374,858,782; and
    $206,909,578; respectively) (Note
    1)..................................  $  385,736,039   $  209,641,488
  Cash on deposit with custodian........              --          377,654
  Collateral for securities lending
    transactions (Note 1)...............     186,889,625               --
  Receivables:
    Investment securities sold..........      30,614,336        3,421,782
    Interest and dividends..............       4,305,939        4,921,355
    Subscriptions of capital stock......              --          159,335
  Deferred registration costs (Note
    1)..................................          25,550           29,760
  Prepaid expenses......................              --               64
                                          --------------   --------------
TOTAL ASSETS............................     607,571,489      218,551,438
                                          --------------   --------------
LIABILITIES:
  Cash portion of dividends payable.....         592,029          674,174
  Payable upon return of securities
    loaned (Note 1).....................     186,889,625               --
  Payable for investment securities
    purchased...........................      21,034,152        3,290,833
  Redemptions of capital stock..........          82,239           76,162
  Payable for investment advisory and
    management fees (Note 2)............         241,187          129,467
  Payable for distribution fees (Note
    2)..................................           1,619            7,310
  Accounts payable and accrued
    expenses............................          52,519           43,751
                                          --------------   --------------
TOTAL LIABILITIES.......................     208,893,370        4,221,697
                                          --------------   --------------
NET ASSETS:
  Net proceeds of capital stock, par
    value $.01 per share-authorized
    10,000,000,000 shares...............     461,113,348      223,140,980
  Unrealized appreciation of
    investments.........................      10,877,257        2,731,910
  Undistributed net investment income...         207,588          636,131
  Accumulated net realized (loss) from
    sale of investments.................     (73,520,074)     (12,179,280)
                                          --------------   --------------
TOTAL NET ASSETS........................  $  398,678,119   $  214,329,741
                                          --------------   --------------
SHARES OUTSTANDING AND NET ASSET VALUE
  PER SHARE:
Class A shares (based on net assets of
  $59,127,644; and $123,115,140;
  respectively and 6,456,243; and
  15,725,710 shares outstanding;
  respectively).........................           $9.16            $7.83
                                          --------------   --------------
Class B shares (based on net assets of
  $2,826,460; and $20,388,129;
  respectively and 309,239; and
  2,604,670 shares outstanding;
  respectively).........................           $9.14            $7.83
                                          --------------   --------------
Class C shares (based on net assets of
  $1,444,353; and $7,037,072;
  respectively and 158,205; and 899,995
  shares outstanding; respectively).....           $9.13            $7.82
                                          --------------   --------------
Class E shares (based on net assets of
  $324,642,326; and $0; respectively and
  35,453,992; and 0 shares outstanding;
  respectively).........................           $9.16             $ --
                                          --------------   --------------
Class H shares (based on net assets of
  $10,637,336; and $63,789,400;
  respectively and 1,164,372; and
  8,153,853 shares outstanding;
  respectively).........................           $9.14            $7.82
                                          --------------   --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS BOND FUNDS

Statements of Operations

For the Year Ended July 31, 1997

--------------------------------------------------------------------------------
                                          US GOVERNMENT
                                           SECURITIES      HIGH YIELD
                                              FUND          PORTFOLIO
                                          -------------   -------------
NET INVESTMENT INCOME:
  Income:
    Interest income.....................  $ 29,566,950    $ 21,076,834
    Dividend income.....................            --          15,997
    Fee income (Note 1).................       191,064          41,587
                                          -------------   -------------
  Total income..........................    29,758,014      21,134,418
                                          -------------   -------------
  Expenses:
    Investment advisory and management
     fees (Note 2)......................     3,071,143       1,388,154
    Distribution fees (Class A)(Note
     2).................................       164,452         410,701
    Distribution fees (Class B)(Note
     2).................................        26,293         164,156
    Distribution fees (Class C)(Note
     2).................................        14,272          50,625
    Distribution fees (Class H)(Note
     2).................................       104,719         523,505
    Registration fees...................        96,441          65,142
    Shareholders' notices and reports...       115,669          34,537
    Legal and auditing fees (Note 2)....        45,449          40,000
    Custodian fees......................        86,106          40,000
    Directors' fees and expenses........        24,138          12,035
    Other...............................        44,159          17,052
                                          -------------   -------------
  Total expenses........................     3,792,841       2,745,907
                                          -------------   -------------
NET INVESTMENT INCOME GAIN..............    25,965,173      18,388,511
                                          -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS (NOTE 1):
  Net realized gain (loss) from security
    transactions........................    (2,463,932)      4,488,160
  Net change in unrealized appreciation
    of investments......................    17,073,718       2,658,089
                                          -------------   -------------
NET GAIN ON INVESTMENTS.................    14,609,786       7,146,249
                                          -------------   -------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................  $ 40,574,959    $ 25,534,760
                                          -------------   -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS BOND FUNDS

Statements of Changes in Net Assets

U.S. GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
                                              FOR THE            FOR THE
                                             YEAR ENDED         YEAR ENDED
                                           JULY 31, 1997      JULY 31, 1996
                                          ----------------   ----------------
OPERATIONS:
  Net investment income.................  $     25,965,173   $     31,593,991
  Net realized gain (loss) from security
    transactions........................        (2,463,932)         2,510,562
  Net change in unrealized appreciation
    (depreciation) of investments in
    securities..........................        17,073,718        (11,044,725)
                                          ----------------   ----------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................        40,574,959         23,059,828
                                          ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.............................        (3,832,687)        (2,116,221)
    Class B.............................          (134,130)           (82,612)
    Class C.............................           (73,505)           (37,715)
    Class E.............................       (21,361,127)       (28,702,692)
    Class H.............................          (544,458)          (448,743)
  Excess distributions of net realized
    gains
    Class A.............................          (190,527)           (32,271)
    Class B.............................            (6,668)            (1,260)
    Class C.............................            (3,654)              (576)
    Class E.............................        (1,061,888)          (437,700)
    Class H.............................           (27,066)            (6,841)
                                          ----------------   ----------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....       (27,235,710)       (31,866,631)
                                          ----------------   ----------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (1,111,657 and 1,964,078
     shares)............................         9,952,631         17,801,708
    Class B (142,993 and 210,461
     shares)............................         1,283,517          1,912,091
    Class C (143,651 and 106,062
     shares)............................         1,279,587            955,478
    Class E (1,979,573 and 2,660,444
     shares)............................        17,773,525         24,188,981
    Class H (373,676 and 833,214
     shares)............................         3,342,720          7,542,489
  Proceeds from shares issued as a
    result of reinvested dividends
    Class A (317,250 and 167,122
     shares)............................         2,846,964          1,497,610
    Class B (13,420 and 7,469 shares)...           120,151             67,217
    Class C (7,146 and 3,078 shares)....            64,011             27,707
    Class E (1,753,810 and 2,168,387
     shares)............................        15,738,566         19,681,299
    Class H (43,546 and 35,275
     shares)............................           390,143            319,043
  Less cost of repurchase of shares
    Class A (2,602,273 and 1,248,050
     shares)............................       (23,352,025)       (11,152,321)
    Class B (108,504 and 30,332
     shares)............................          (970,650)          (271,568)
    Class C (112,053 and 31,951
     shares)............................        (1,004,606)          (289,065)
    Class E (12,000,074 and 13,258,065
     shares)............................      (107,796,096)      (120,107,341)
    Class H (395,058 and 314,193
     shares)............................        (3,534,460)        (2,833,320)
  Issuance of shares in connection with
    fund merger (Note 4)
    Class A (6,202,362 shares)..........                --         56,802,533
    Class B (20,202 shares).............                --            186,146
    Class C (6,078 shares)..............                --             55,394
    Class H (53,236 shares).............                --            490,824
                                          ----------------   ----------------
NET DECREASE IN NET ASSETS FROM SHARE
  TRANSACTIONS..........................       (83,866,022)        (3,125,095)
                                          ----------------   ----------------
TOTAL DECREASE IN NET ASSETS............       (70,526,773)       (11,931,898)
NET ASSETS:
  Beginning of year.....................       469,204,892        481,136,790
                                          ----------------   ----------------
  End of year (includes undistributed
    net investment income of $207,588
    and $188,322, respectively).........  $    398,678,119   $    469,204,892
                                          ----------------   ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS BOND FUNDS

Statements of Changes in Net Assets

HIGH YIELD PORTFOLIO

--------------------------------------------------------------------------------
                                                              FOR THE
                                             FOR THE         NINE-MONTH
                                            YEAR ENDED      PERIOD ENDED
                                          JULY 31, 1997    JULY 31, 1996
                                          --------------   --------------
OPERATIONS:
  Net investment income.................  $   18,388,511   $   11,429,502
  Net realized gain (loss) from security
    transacations.......................       4,488,160         (739,362)
  Net change in unrealized appreciation
    (depreciation) of investments in
    securities..........................       2,658,089         (353,588)
                                          --------------   --------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................      25,534,760       10,336,552
                                          --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A.............................     (11,482,883)      (7,994,179)
    Class B.............................      (1,494,310)        (704,230)
    Class C.............................        (458,567)        (193,776)
    Class H.............................      (4,774,094)      (2,179,529)
  Excess distributions of net realized
    gains
    Class A.............................        (377,686)        (329,567)
    Class B.............................         (49,150)         (29,033)
    Class C.............................         (15,083)          (7,989)
    Class H.............................        (157,026)         (89,853)
                                          --------------   --------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....     (18,808,799)     (11,528,156)
                                          --------------   --------------
CAPITAL STOCK TRANSACTIONS:
  Proceeds from sale of shares
    Class A (4,315,013 and 2,575,765
     shares)............................      33,019,998       19,742,519
    Class B (1,260,144 and 758,895
     shares)............................       9,632,833        5,820,848
    Class C (646,824 and 245,695
     shares)............................       4,958,258        1,880,964
    Class H (4,233,141 and 2,624,489
     shares)............................      32,395,020       20,121,276
  Proceeds from shares issued as a
    result of reinvested dividends
    Class A (947,140 and 680,383
     shares)............................       7,248,340        5,216,993
    Class B (102,566 and 45,688
     shares)............................         784,569          350,128
    Class C (42,294 and 15,147
     shares)............................         322,788          115,856
    Class H (319,110 and 144,327
     shares)............................       2,439,287        1,105,206
  Less cost of repurchase of shares
    Class A (4,007,745 and 3,674,251
     shares)............................     (30,608,979)     (28,172,079)
    Class B (354,941 and 197,976
     shares)............................      (2,713,555)      (1,514,841)
    Class C (236,864 and 100,249
     shares)............................      (1,797,762)        (764,968)
    Class H (1,579,066 and 727,568
     shares)............................     (12,056,442)      (5,569,818)
                                          --------------   --------------
NET INCREASE IN NET ASSETS FROM SHARE
  TRANSACTIONS..........................      43,624,355       18,332,084
                                          --------------   --------------
TOTAL INCREASE IN NET ASSETS............      50,350,316       17,140,480
NET ASSETS:
  Beginning of year.....................     163,979,425      146,838,945
                                          --------------   --------------
  End of year (includes undistributed
    net investment income of $635,033
    and $456,376, respectively).........  $  214,329,741   $  163,979,425
                                          --------------   --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FORTIS BOND FUNDS

Notes to Financial Statements

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: U.S. Government Securities Fund ("U.S. Government"), is a diversified series of Fortis Income Portfolios, Inc. ("Fortis Income"), an open-end management investment company. The investment objective of the fund is to maximize total return (from current income and capital appreciation), while providing shareholders with a high level of current income consistent with prudent investment risk. Fortis High Yield Portfolio ("High Yield") is an investment portfolio in Fortis Advantage Portfolios, Inc. (Fortis Advantage") which is a diversified, open-end management investment company. The investment objective of High Yield is maximum total return with a focus on high current income by investing primarily in high yielding, fixed-income securities which, in the opinion of the portfolio's investment adviser, do not subject the portfolio to unreasonable investment risk. The Articles of Incorporation of Fortis Income and Fortis Advantage permit the Board of Directors to create additional portfolios in the future.

   The funds offer Class A, Class B, Class C, Class E (for U.S. Government only) and Class H shares. Class E shares are only available to existing shareholders on November 14, 1994. Class A and E shares are sold with a front-end sales charge. Class B and H shares are sold without a front-end sales charge and may be subject to a contingent deferred sales charge for six years, and such shares automatically convert to Class A after eight years. Class C shares are sold without a front-end sales charge and may be subject to a contingent deferred sales charge for one year. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between classes. Income, expenses (other than expenses incurred under each class's distribution agreement) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

   SECURITY VALUATION: Investments in securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sales price. Securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. An outside pricing service may be utilized to provide such valuations. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations using methods which include consideration of yields or prices of bonds of comparable quality, type of issue, coupon, maturity and rating indications as to value from dealers, and general market conditions. Securities for which quotations are not readily available are valued at fair value as determined in good faith by management under supervision of the Board of Directors. Short-term investments, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

   SECURITIES PURCHASED ON A WHEN-ISSUED BASIS: Delivery and payment for securities that have been purchased by the funds on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuation and the portfolio maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. As of July 31, 1997 none of the portfolios had outstanding when-issued or forward commitments.

   SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized security gains and losses are determined using the identified cost method.

   For the year ended ended July 31, 1997, the cost of purchases and proceeds from sales of securities (other than short-term securities) for U.S. Government were $651,003,925 and $735,879,804, respectively, and for High Yield were $648,377,682 and $600,840,711 respectively.

   LENDING OF PORTFOLIO SECURITIES: At July 31, 1997, securities valued at $181,933,482 were on loan to brokers from U.S. Government. For collateral, the Fund's custodian received $186,889,625 in cash which is maintained in a separate account and invested by the custodian in short term investment vehicles. Fee income from securities lending amounted to $191,064 for U.S. Government and $41,587 for High Yield for the year ended ended July 31, 1997. The risks to the funds in security lending transactions are that the borrower may not provide additional collateral when required or return the securities when due and that the proceeds from the sale of investments made with cash collateral received will be less than amounts required to be returned to the borrowers.

   DEFERRED COSTS: Registration costs are deferred and charged to income over the registration period.

   FEDERAL TAXES: The funds intend to qualify, under the Internal Revenue Code, as a regulated investment companies and if so qualified, will not have to pay federal income taxes to the extent their taxable net income is distributed. On a calendar year basis, the funds intend to distribute substantially all of their net investment income and realized gains, if any, to avoid the payment of federal excise taxes.

   Net investment income and net realized gains differ for financial statement and tax purposes primarily because of bond premium and market discount recognition policies and wash sale transactions. The character of distributions made during the year from net investment income or net realized gains may, therefore, differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the funds. The effect on dividend distributions of certain current year permanent book-to-tax differences is reflected as excess distributions of net realized gains in the statements of changes in net assets and the financial highlights.

   On the Statement of Assets and Liabilities, due to permanent book-to-tax differences, U.S. Government's accumulated net realized loss has been decreased $1,184,744 and High Yield's undistributed net investment income has been increased $1,098; resulting in reclassifications to paid-in-capital by the same amounts.

   For federal income tax purposes U.S. Government had a capital loss carryover of $72,061,071 and High Yield had $12,157,664 at July 31, 1997, which, if not offset by subsequent capital gains, will expire:

                                                    U.S.
                                                 Government      High Yield
----------------------------------------------------------------------------
1998                                                791,696               --
1999                                              1,509,566               --
2001                                              5,431,584               --
2002                                             28,044,864               --
2003                                             12,006,674       12,157,664
2004                                             19,258,547               --

FORTIS BOND FUNDS

--------------------------------------------------------------------------------

                                                    U.S.
                                                 Government      High Yield
----------------------------------------------------------------------------
2005                                              4,391,799               --
2006                                                626,341               --

   It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryover has been offset or expired.

   INCOME AND CAPITAL GAINS DISTRIBUTIONS: Distributions from net investment income are declared daily and paid monthly. The funds will generally make annual distributions of any realized capital gains as required by law. These income and capital gains distributions may be reinvested in additional shares of the fund at net asset value without any charge to the shareholder or payable in cash.

   ILLIQUID SECURITIES: At July 31, 1997, investments in securities for the High Yield Portfolio included issues that are illiquid. The fund currently limits investments in illiquid securities to 15% of net assets, at market value, at the date of purchase. The aggregate value of such securities at July 31, 1997, was $22,123,741 which represents 10.32% of net assets.

   HIGH-YIELD DEBT SECURITIES: Although High Yield has a diversified portfolio, the fund has 97.45% of total net assets invested in non-investment grade (high-yield) and comparable quality unrated high-yield securities. Participation in high-yielding securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, often related to sensitivity to interest rates, economic changes, solvency, and relative liquidity in the secondary trading market. Lower ratings may reflect a greater possibility that the financial condition of the issuer, or adverse changes in general economic conditions, or both, may impair the ability of the issuer to make payments of interest and principal. The prices and yields of lower rated securities generally fluctuate more than higher quality securities, and such prices may decline significantly in periods of general economic difficulty or rising interest rates.

   USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. PAYMENTS TO RELATED PARTIES: Fortis Advisers, Inc., is the investment adviser for the fund. Investment advisory and management fees are computed at an annual rate of .8% of the first $50 million of average daily net assets and .7% of net assets in excess of $50 million for both U.S. Government and High Yield. In addition to the investment advisory and management fee, Classes A, B, C and H pay Fortis Investors, Inc., (the principal underwriter) distribution fees equal to .25% U.S. Government (Class A), .35% High Yield (Class A) and 1.00% U.S. Government and High Yield (Class B, C and H) of average daily net assets (of the respective classes) on an annual basis, to be used to compensate those who sell shares of the fund and to pay certain other expenses of selling fund shares. Fortis Investors, Inc., also received sales charges for U.S. Government (paid by purchasers or redeemers of the fund's shares) aggregating $168,223 for Class A, $11,156 for Class B, $5,454 for Class C, $47,489 for Class H, and $141,525 for Class E and for High Yield aggregating $559,853 for Class A, $52,775 for Class B, $7,676 for Class C, and $259,406 for Class H, for the year ended July 31, 1997.

   Legal fees and expenses aggregating $6,849 for U.S. Government and $4,000 for High Yield for the year ended ended July 31, 1997, were paid to a law firm of which the secretary of the fund is a partner.

3. CHANGE IN ACCOUNTING PERIOD: Effective July 31, 1996, Fortis High Yield Portfolio changed its Fiscal accounting and tax year-end to July 31 (previously October 31).

4. FUND MERGER: Effective with the close of business on March 1, 1996, the Fortis Advantage Portfolios, Inc. -- Government Total Return Portfolio ("Government Total Return") was merged into U.S. Government. The merger was approved by the shareholders of Government Total Return on February 9, 1996. U.S. Government is the surviving entity for financial reporting and income tax purposes. The merger was accomplished by a tax-free exchange as detailed below:

                                                  Net Assets of
                                                    Government        Government Total
                                                 Total Return on        Return Shares       U.S. Government
                                                  March 1, 1996           Exchanged          Shares Issued
------------------------------------------------------------------------------------------------------------
Class A                                          $    56,802,533             6,993,916            6,202,362
Class B                                                  186,146                22,874               20,202
Class C                                                   55,394                 6,857                6,078
Class H                                                  490,824                60,285               53,236

   Government Total Return's net assets at March 1, 1996 included unrealized appreciation of $980,635, accumulated net realized losses of ($13,675,129) and capital stock of $70,229,391.

   The net assets of U.S. Government's classes immediately before the merger were as follows:

U.S. Government                                     Net Assets
-----------------------------------------------------------------
   Class A                                       $     14,603,701
   Class B                                              1,560,356
   Class C                                                697,595
   Class E                                            437,242,318
   Class H                                              8,357,112

--------------------------------------------------------------------------------

5. FINANCIAL HIGHLIGHTS: Selected per share historical data for each of the Portfolios was as follows:

                                                                         Class E
                                           -------------------------------------------------------------------
                                                                Year Ended July 31, 1997
                                           -------------------------------------------------------------------
FORTIS U.S. GOVERNMENT SECURITIES FUND       1997         1996         1995          1994**         1993***
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $    8.87    $    9.02    $    9.03    $       9.87    $       9.86
                                           ---------    ---------    ---------    ------------    ------------
Operations:
  Investment income - net...............         .54          .60          .67             .42             .75
  Net realized and unrealized gain
    (loss) on investments...............         .32         (.15)        (.01)           (.84)            .05
                                           ---------    ---------    ---------    ------------    ------------
Total from operations...................         .86          .45          .66            (.42)            .80
                                           ---------    ---------    ---------    ------------    ------------
Distributions to shareholders:
  From investment income - net..........        (.54)        (.60)        (.67)           (.42)           (.75)
  Excess distributions of net realized
    gains...............................        (.03)          --           --              --              --
  From net realized gains...............          --           --           --              --            (.04)
                                           ---------    ---------    ---------    ------------    ------------
Total distributions to shareholders.....        (.57)        (.60)        (.67)           (.42)           (.79)
                                           ---------    ---------    ---------    ------------    ------------
Net asset value, end of period..........   $    9.16    $    8.87    $    9.02    $       9.03    $       9.87
                                           ---------    ---------    ---------    ------------    ------------
Total return @..........................       10.07%        5.08%        7.71%          (4.29%)          8.31%
Net assets end of period (000s
  omitted)..............................   $ 324,643    $ 388,006    $ 470,597    $    555,275    $    641,977
Ratio of expenses to average daily net
  assets................................        0.81%        0.81%        0.77%           0.77%           0.76%
Ratio of net investment income to
  average daily net assets..............        6.08%        6.59%        7.51%           7.72%           7.43%
Portfolio turnover rate.................         161%          75%          76%             85%            157%

                                                       Class A                             Class B
                                           --------------------------------    -------------------------------
                                                                Year Ended July 31, 1997
                                           -------------------------------------------------------------------
FORTIS U.S. GOVERNMENT SECURITIES FUND       1997        1996       1995+        1997        1996       1995+
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $   8.87    $   9.02    $   8.63    $   8.86    $   9.02    $ 8.63
                                           --------    --------    --------    --------    --------    -------
Operations:
  Investment income - net...............        .52         .58         .46         .46         .51       .41
  Net realized and unrealized gain
    (loss) on investments...............        .32        (.15)        .39         .31        (.15)      .39
                                           --------    --------    --------    --------    --------    -------
Total from operations...................        .84         .43         .85         .77         .36       .80
                                           --------    --------    --------    --------    --------    -------
Distributions to shareholders:
  From investment income - net..........       (.52)       (.58)       (.46)       (.47)       (.52)     (.41)
  Excess distributions of net realized
    gains...............................       (.03)         --          --        (.02)         --        --
  From net realized gains...............         --          --          --          --          --        --
                                           --------    --------    --------    --------    --------    -------
Total distributions to shareholders.....       (.55)       (.58)       (.46)       (.49)       (.52)     (.41)
                                           --------    --------    --------    --------    --------    -------
Net asset value, end of period..........   $   9.16    $   8.87    $   9.02    $   9.14    $   8.86    $ 9.02
                                           --------    --------    --------    --------    --------    -------
Total return @..........................       9.77%       4.78%      10.07%       8.95%       4.00%     9.74%
Net assets end of period (000s
  omitted)..............................   $ 59,128    $ 67,707    $  4,909    $  2,826    $  2,314    $  483
Ratio of expenses to average daily net
  assets................................       1.06%       1.06%       1.02%*      1.81%       1.81%     1.77%*
Ratio of net investment income to
  average daily net assets..............       5.83%       6.34%       7.00%*      5.08%       5.45%     6.24%*
Portfolio turnover rate.................        161%         75%         76%        161%         75%       76%


                                                      Class C                              Class H
                                           ------------------------------    -----------------------------------

FORTIS U.S. GOVERNMENT SECURITIES FUND       1997        1996      1995+       1997         1996         1995+
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $   8.85    $   9.01    $8.63     $    8.86    $    9.02    $    8.63
                                           --------    --------    ------    ---------    ---------    ---------
Operations:
  Investment income - net...............        .46         .51      .41           .46          .51          .41
  Net realized and unrealized gain
    (loss) on investments...............        .31        (.15)     .38           .31         (.15)         .39
                                           --------    --------    ------    ---------    ---------    ---------
Total from operations...................        .77        (.36)     .79           .77          .36          .80
                                           --------    --------    ------    ---------    ---------    ---------
Distributions to shareholders:
  From investment income - net..........       (.47)       (.52)    (.41)         (.47)        (.52)        (.41)
  Excess distributions of net realized
    gains...............................       (.02)         --       --          (.02)          --           --
  From net realized gains...............         --          --       --            --           --           --
                                           --------    --------    ------    ---------    ---------    ---------
Total distributions to shareholders.....       (.49)       (.52)    (.41)         (.49)        (.52)        (.41)
                                           --------    --------    ------    ---------    ---------    ---------
Net asset value, end of period..........   $   9.13    $   8.85    $9.01     $    9.14    $    8.86    $    9.02
                                           --------    --------    ------    ---------    ---------    ---------
Total return @..........................       8.96%       4.00%    9.35%         8.94%        4.00%        9.47%
Net assets end of period (000s
  omitted)..............................   $  1,444    $  1,057    $ 326     $  10,637    $  10,120    $   4,823
Ratio of expenses to average daily net
  assets................................       1.81%       1.81%    1.77%*        1.80%        1.81%        1.77%*
Ratio of net investment income to
  average daily net assets..............       5.07%       5.59%    6.24%*        5.08%        5.52%        6.24%*
Portfolio turnover rate.................        161%         75%      76%          161%          75%          76%

@ These are the Fund's total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.
*      Annualized.
**     For the seven-month period ended July 31, 1994.
+ For the period from November 14, 1994 (commencement of operations) to July 31, 1995.
***    For the period from December 31, 1992 to December 31, 1993.

FORTIS BOND FUNDS

--------------------------------------------------------------------------------

5. FINANCIAL HIGHLIGHTS (continued):
                                                                        Class A
                                           ------------------------------------------------------------------
                                                                   Year Ended July 31
                                           ------------------------------------------------------------------
HIGH YIELD PORTFOLIO                          1997         1996**       1995***       1994***       1993***
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $     7.56    $     7.61    $     7.90    $     8.65    $     8.00
                                           ----------    ----------    ----------    ----------    ----------
Operations:
  Investment Income - net...............          .76           .56           .86           .86           .87
  Net realized and unrealized gain
    (loss) on investments...............          .28          (.04)         (.25)         (.72)          .68
                                           ----------    ----------    ----------    ----------    ----------
Total from operations...................         1.04           .52           .61           .14          1.55
                                           ----------    ----------    ----------    ----------    ----------
Distributions to shareholders:
  From investment income - net..........         (.75)         (.55)         (.86)         (.89)         (.89)
  Excess distributions of net realized
    gains...............................         (.02)         (.02)         (.04)           --          (.01)
                                           ----------    ----------    ----------    ----------    ----------
Total Distributions to Shareholders.....         (.77)         (.57)         (.90)         (.89)         (.90)
                                           ----------    ----------    ----------    ----------    ----------
Net asset value, end of period..........   $     7.83    $     7.56    $     7.61    $     7.90    $     8.65
                                           ----------    ----------    ----------    ----------    ----------
Total Return @..........................        14.51%         6.98%         8.07%         1.48%        20.33%
Net assets end of period (000s
  omitted)..............................   $  123,115    $  109,401    $  113,268    $   98,611    $   73,395
Ratio of expenses to average daily net
  assets................................         1.19%         1.21%         1.25%         1.23%         1.29%
Ratio of net investment income to
  average daily net assets..............         9.84%         9.87%        10.61%        10.18%        10.43%
Portfolio turnover rate.................          331%          146%          101%           63%           95%

                                                      Class B                              Class C
                                         ----------------------------------    --------------------------------
                                                                   Year Ended July 31
                                         ----------------------------------------------------------------------
HIGH YIELD PORTFOLIO                       1997        1996**       1995+        1997       1996**      1995+
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period..............................   $    7.56    $    7.60    $   7.87    $   7.55    $  7.59     $   7.87
                                         ---------    ---------    --------    --------    --------    --------
Operations:
  Investment Income - net.............         .71          .53         .78         .71        .53          .78
  Net realized and unrealized gain
    (loss) on investments.............         .28         (.04)       (.23)        .28       (.04)        (.24)
                                         ---------    ---------    --------    --------    --------    --------
Total from operations.................         .99          .49         .55         .99        .49          .54
                                         ---------    ---------    --------    --------    --------    --------
Distributions to shareholders:
  From investment income - net........        (.70)        (.51)       (.78)       (.70)      (.51)        (.78)
  Excess distributions of net realized
    gains.............................        (.02)        (.02)       (.04)       (.02)      (.02)        (.04)
                                         ---------    ---------    --------    --------    --------    --------
Total Distributions to Shareholders...        (.72)        (.53)       (.82)       (.72)      (.53)        (.82)
                                         ---------    ---------    --------    --------    --------    --------
Net asset value, end of period........   $    7.83    $    7.56    $   7.60    $   7.82    $  7.55     $   7.59
                                         ---------    ---------    --------    --------    --------    --------
Total Return @........................       13.80%        6.62%       7.25%      13.82%      6.63%        7.12%
Net assets end of period (000s
  omitted)............................   $  20,388    $  12,067    $  7,530    $  7,037    $ 3,378     $  2,180
Ratio of expenses to average daily net
  assets..............................        1.83%        1.86%*      1.90%*      1.83%      1.86%*       1.90%*
Ratio of net investment income to
  average daily net assets............        9.24%        9.20%*      9.66%*      9.26%      9.21%*       9.83%*
Portfolio turnover rate...............         331%         146%        101%        331%       146%         101%


                                                       Class H
                                         -----------------------------------

HIGH YIELD PORTFOLIO                       1997        1996**        1995+
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period..............................   $    7.55    $    7.60    $    7.87
                                         ---------    ---------    ---------
Operations:
  Investment Income - net.............         .71          .52          .78
  Net realized and unrealized gain
    (loss) on investments.............         .28         (.04)        (.23)
                                         ---------    ---------    ---------
Total from operations.................         .99          .48          .55
                                         ---------    ---------    ---------
Distributions to shareholders:
  From investment income - net........        (.70)        (.51)        (.78)
  Excess distributions of net realized
    gains.............................        (.02)        (.02)        (.04)
                                         ---------    ---------    ---------
Total Distributions to Shareholders...        (.72)        (.53)        (.82)
                                         ---------    ---------    ---------
Net asset value, end of period........   $    7.82    $    7.55    $    7.60
                                         ---------    ---------    ---------
Total Return @........................       13.82%        6.48%        7.25%
Net assets end of period (000s
  omitted)............................   $  63,789    $  39,133    $  23,862
Ratio of expenses to average daily net
  assets..............................        1.83%        1.86%*       1.90%*
Ratio of net investment income to
  average daily net assets............        9.23%        9.21%*       9.81%*
Portfolio turnover rate...............         331%         146%         101%

*      Annualized
@ These are the Fund's total returns during the periods, including reinvestment of all dividend and capital gains distributions without adjustments for sales charge.
+ For the period from November 14, 1994 (commencement of operations) to October 31, 1995.
**     For the nine-month period ended July 31, 1996.
***    For the year ended October 31.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders

Fortis Income Portfolios, Inc.
Fortis Advantage Portfolios, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of Fortis U.S. Government Securities Fund (a fund within Fortis Income Portfolios, Inc.) and Fortis High Yield Portfolio (a fund within Fortis Advantage Portfolios, Inc.), as of July 31, 1997, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered and securities on loan, we request confirmations from brokers, and the custodian where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluation the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fortis U.S. Government Securities Fund and Fortis High Yield Portfolio as of July 31, 1997, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP

Minneapolis, Minnesota
September 5, 1997

FORTIS BOND FUNDS
FEDERAL INCOME TAX INFORMATION
FOR THE FISCAL YEAR ENDED JULY 31,1997:

INCOME DISTRIBUTIONS -- taxable as income, 0% qualifying for deduction by corporations. Distributions from net investment income were paid monthly through July, 1997, see totals below. Under certain state laws, dividends paid by a regulated investment company, which are derived from interest on federal obligations, may not be taxable to residents of that state. Please consult your tax advisor for the reporting of these amounts. The source of dividends paid by the fund through July, 1997, was as follows:

U.S. GOVERNMENT SECURITIES FUND

Direct Federal Obligations:
  U.S. Treasury...............   39.00 %
  Other.......................   15.30 %
                                -------
    Total Direct Federal
     Obligations..............   54.30 %
      Other Securities........   45.70 %
                                -------
                                100.00 %
                                -------

Detailed below are the per share distributions made for the fiscal year ended July 31, 1997.

                                         U.S. Government Securities Fund
                                --------------------------------------------------
                                            Ordinary Income Per Share
                                --------------------------------------------------
RECORD DATE                     Class A  Class B    Class C    Class E    Class H
                                --------------------------------------------------
August 31, 1996...............  $0.045   $ 0.040    $ 0.040    $ 0.047    $ 0.040
September 30, 1996............   0.045     0.040      0.040      0.047      0.040
October 31, 1996..............   0.045     0.040      0.040      0.047      0.040
November 30, 1996.............   0.046     0.041      0.041      0.048      0.041
December 31, 1996.............   0.046     0.041      0.041      0.048      0.041
January 31, 1997..............   0.046     0.041      0.041      0.048      0.041
February 28, 1997.............   0.046     0.041      0.041      0.048      0.041
March 31, 1997................   0.046     0.041      0.041      0.048      0.041
April 30, 1997................   0.046     0.041      0.041      0.048      0.041
May 31, 1997..................   0.046     0.041      0.041      0.048      0.041
June 30, 1997.................   0.046     0.041      0.041      0.048      0.041
July 31, 1997.................   0.046     0.041      0.041      0.048      0.041
                                -------  --------   --------   --------   --------
Total Distributions...........  $0.549   $ 0.489    $ 0.489    $ 0.573    $ 0.489
                                -------  --------   --------   --------   --------

                                         High Yield Portfolio
                                ---------------------------------------
                                       Ordinary Income Per Share
                                ---------------------------------------
RECORD DATE                     Class A  Class B    Class C    Class H
                                ---------------------------------------
August 31, 1996...............  $0.066   $ 0.062    $ 0.062    $ 0.062
September 30, 1996............   0.066     0.062      0.062      0.062
October 31, 1996..............   0.066     0.062      0.062      0.062
November 30, 1996.............   0.066     0.062      0.062      0.062
December 31, 1996.............   0.070     0.066      0.066      0.066
January 31, 1997..............   0.066     0.062      0.062      0.062
February 28, 1997.............   0.066     0.062      0.062      0.062
March 31, 1997................   0.066     0.062      0.062      0.062
April 30, 1997................   0.060     0.056      0.056      0.056
May 31, 1997..................   0.060     0.056      0.056      0.056
June 30, 1997.................   0.060     0.056      0.056      0.056
July 31, 1997.................   0.060     0.056      0.056      0.056
                                -------  --------   --------   --------
Total Distributions...........  $0.772   $ 0.724    $ 0.724    $ 0.724
                                -------  --------   --------   --------

DIRECTORS AND OFFICERS

DIRECTORS     Richard W. Cutting         CPA AND FINANCIAL CONSULTANT
              Allen R. Freedman          CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
                                           FORTIS, INC. MANAGING DIRECTOR OF
                                           FORTIS INTERNATIONAL, N.V.
              Dr. Robert M. Gavin        PRESIDENT, CRANBROOK EDUCATION
                                           COMMUNITY. PRIOR TO JULY 1996,
                                           PRESIDENT MACALESTER COLLEGE
              Benjamin S. Jaffray        CHAIRMAN, SHEFFIELD GROUP, LTD.
              Jean L. King               PRESIDENT, COMMUNI-KING
              Dean C. Kopperud           CHIEF EXECUTIVE OFFICER AND DIRECTOR,
                                           FORTIS ADVISERS, INC. PRESIDENT AND
                                           DIRECTOR, FORTIS INVESTORS, INC.
                                           SENIOR VICE PRESIDENT AND DIRECTOR,
                                           FORTIS BENEFITS INSURANCE COMPANY AND
                                           TIME INSURANCE COMPANY
              Edward M. Mahoney          PRIOR TO JANUARY, 1995, CHAIRMAN AND
                                           CHIEF EXECUTIVE OFFICER, FORTIS
                                           ADVISERS, INC., FORTIS INVESTORS,
                                           INC.
              Robb L. Prince             FINANCIAL AND EMPLOYEE BENEFIT
                                           CONSULTANT PRIOR TO JULY, 1995, VICE
                                           PRESIDENT AND TREASURER, JOSTENS,
                                           INC.
              Leonard J. Santow          PRINCIPAL, GRIGGS & SANTOW, INC.
              Noel Shadko                MARKETING CONSULTANT. PRIOR TO MAY,
                                           1996, SENIOR VICE PRESIDENT OF
                                           MARKETING & STRATEGIC PLANNING,
                                           ROLLERBLADE, INC.
              Joseph M. Wikler           INVESTMENT CONSULTANT AND PRIVATE
                                           INVESTOR. PRIOR TO JANUARY, 1994,
                                           DIRECTOR OF RESEARCH, CHIEF
                                           INVESTMENT OFFICER, PRINCIPAL, AND
                                           DIRECTOR, THE ROTHSCHILD CO.

OFFICERS

Dean C. Kopperud
  PRESIDENT AND DIRECTOR
Robert W. Beltz, Jr.
  VICE PRESIDENT
James S. Byrd
  VICE PRESIDENT
Tamara L. Fagely
  VICE PRESIDENT AND TREASURER
Howard G. Hudson
  VICE PRESIDENT
David A. Peterson
  VICE PRESIDENT
Scott R. Plummer
  VICE PRESIDENT
Rhonda J. Schwartz
  VICE PRESIDENT
Gary N. Yalen
  VICE PRESIDENT
Michael J. Radmer
  SECRETARY

INVESTMENT MANAGER, REGISTRAR   Fortis Advisers, Inc.
AND TRANSFER AGENT              BOX 64284, ST. PAUL, MINNESOTA 55164

PRINCIPAL UNDERWRITER           Fortis Investors, Inc.
                                BOX 64284, ST. PAUL, MINNESOTA 55164

CUSTODIAN                       First Bank National Association
                                MINNEAPOLIS, MINNESOTA

GENERAL COUNSEL                 Dorsey & Whitney LLP
                                MINNEAPOLIS, MINNESOTA

INDEPENDENT AUDITORS            KPMG Peat Marwick LLP
                                MINNEAPOLIS, MINNESOTA

The use of this material is authorized only when preceded or accompanied by a prospectus.

-------------------------------------------------------------------------------

FORTIS FINANCIAL GROUP

Fortis Financial Group (FFG) provides solutions for customers' financial needs using mutual funds, annuities and life insurance. Besides our own array of quality products, we create and deliver customized products for other financial service providers. Like the Fortis name, which comes from the Latin for strong and steadfast, we concentrate on the customer relationships we build, the services we provide, the solutions we offer and the performance we seek.

FFG includes Fortis Advisers, Inc., an established money manager, as well as Fortis Investors, Inc., a broker dealer with nationwide sales and marketing influence. The guarantees in our insurance products are underwritten by Fortis Benefits Insurance Company and Time Insurance Company.

                                                        [PHOTO]

Fortis Financial Group is part of Fortis, Inc., a financial services company that provides specialty insurance and investment products to individuals, businesses, associations and other financial services organizations in the United States. Fortis, Inc. is part of Fortis, a worldwide group of companies active in the fields of insurance, banking and investments. Fortis is jointly owned by Fortis AMEV of The Netherlands and Fortis AG of Belgium.



- FOR MORE INFORMATION, CALL YOUR INVESTMENT REPRESENTATIVE OR FORTIS AT
  (800) 800-2638.
-------------------------------------------------------------------------------
                                                                ---------------
[LOGO]                                                             Bulk Rate
                                                                  U.S. Postage
FORTIS FINANCIAL GROUP                                                PAID
P.O. BOX 64284                                                  Permit No. 3794
ST. PAUL, MN 55164                                              Minneapolis, MN
                                                                ---------------
FORTIS BOND FUNDS

- Printed on recycled paper with
  40% preconsumer waste and 10%
  post consumer waste. Please recycle.

FORTIS-Registered Trademark- and Fortis-Registered Trademark- are registered servicemarks of Fortis AMEV and Fortis AG.

98561 (9/97)